MuniAssets
                                                                   Fund, Inc.

                                [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   May 31, 1999

                              MuniAssets Fund, Inc.

Managed Dividend Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniAssets Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA

                                             MuniAssets Fund, Inc., May 31, 1999

DEAR SHAREHOLDER

For the year ended May 31, 1999, MuniAssets Fund, Inc. earned $0.814 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.63%, based on a month-end per share net asset value of $14.46. Over the same period, the Fund's total investment return was +3.74%, based on a change in per share net asset value from $14.77 to $14.46, and assuming reinvestment of $0.820 per share income dividends.

For the six-month period ended May 31, 1999, the Fund's total investment return was +1.23%, based on a change in per share net asset value from $14.70 to $14.46, and assuming reinvestment of $0.398 per share income dividends.

The Municipal Market Environment

Long-term bond yields generally moved higher during the six-month period ended May 31, 1999. Investor concern that increasingly strong domestic economic growth would eventually trigger inflationary pressures gradually pushed yields higher, despite the absence of visible increases in producer or retail prices. However, in May the combination of an unexpectedly strong consumer price report and a warning from the Federal Reserve Board that it was considering an eventual increase in short-term interest rates pushed long-term bond yields appreciably higher. By the end of May, US Treasury bond yields stood at 5.83%, an increase of 75 basis points (0.75%) during the six-month period. Long-term municipal bond yields followed a similar although muted pattern, as measured by the Bond Buyer Revenue Bond Index. Through April, tax-exempt bond yields traded in a relatively narrow range, at approximately 5.25%. During May, long-term municipal bond yields rose to end the month at 5.41%. During the six-month period ended May 31, 1999, tax-exempt bond yields rose just over 15 basis points.

The tax-exempt bond market's strong technical position has prevented municipal bond yields from increasing as much as their taxable counterparts in recent months. The principal factor promoting this technical support has been the decline of municipal bond issuance. During the six months ended May 31, 1999, less than $120 billion in new long-term tax-exempt securities was underwritten, a decline of over 12% compared to the same period a year ago. During the six months ended May 31, 1999, municipalities issued less than $60 billion in long-term tax-exempt securities, a decline of nearly 20% compared to the May 31, 1998 quarter. During May 1999, municipalities issued $15 billion in long-term securities, a decline of nearly 40% compared to May 1998 levels. This represents the lowest May issuance since 1995. Additionally, retail and institutional demand remained positive, easily absorbing available issuance. Investor demand is likely to remain positive going forward since June and July usually are seasonally strong months. Traditionally, investors receive significant cash inflows from bond maturities and coupon payments during these months. Generally, $15 billion-$20 billion becomes available for reinvestment each month.

Recent outperformance by the municipal bond market has come at the expense of the very attractive yield ratios available in late 1998. At year-end 1998, long-term municipal revenue bond yields were 102% of comparable US Treasury bond yields. This ratio has declined as US Treasury bond yields have risen faster than tax-exempt bond yields. At the end of May, the yield ratio was approximately 92%, still well above the historic average of 86%-88%. This yield ratio may rise somewhat in the coming months if issue supply were to suddenly increase. However, yield ratios in excess of 100% are unlikely in the near future.

Further increases in bond yields are likely to be dependent on an acceleration in US economic growth. However, it is also likely that the increases in interest rates seen over recent months have yet to fully impact the US economy. For example, recent increases in mortgage rates have yet to slow home purchases or construction. Additionally, economic indicators of future price inflation, such as the price of gold or world commodity prices, all remain well contained. In such an environment, any moves by the Federal Reserve Board to slow economic growth are likely to be gradual and limited. Furthermore, any Federal Reserve Board action is also likely to keep inflation low in the United States for the remainder of 1999 and into 2000. This suggests that while interest rates may have further to rise, any increases are not likely to be major but are likely to be temporary should the US economy slow later this year.

Portfolio Strategy

Despite a surplus of high-yield tax-exempt issuance at year-end 1998, we chose not to participate in the majority of financings. In our view, credit spreads remain narrow on a historical basis. As a result, we have become more circumspect in our approach to the high-yield market. We continued to reduce exposure to the healthcare industry as a precaution against relative price declines brought on by deteriorating fundamentals. The financial condition of nonprofit hospitals has weakened in recent quarters as they struggle to cope with rising costs, reduced reimbursement rates and increased competition.

At the same time, corporate-related tax-exempt debt stabilized in the face of aggressive moves by the Federal Reserve Board to alleviate the liquidity crisis brought on by the turmoil in global financial markets last fall. The portfolio remains heavily weighted in this sector partly because of the diversification opportunities it offers. In addition, the ready availability of adequate and continuous disclosure substantially enhances liquidity within this sector, especially in comparison to many of the smaller low investment-grade healthcare issuers. For these reasons, we expect the debt of corporations as well as of investor-owned utilities to remain a significant portion of our investment portfolio for the foreseeable future.

In Conclusion

We appreciate your investment in the MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

June 28, 1999


                                     2 & 3

                                             MuniAssets Fund, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P     Moody's     Face                                                                             Value
STATE               Ratings   Ratings    Amount     Issue                                                                (Note 1a)
===================================================================================================================================
Alabama--2.0%       B-        NR*       $ 1,420     Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                    America Project), 8% due 4/01/2009                                     $  1,550
                    CCC       Ca          4,324     Mobile, Alabama, IDB, Solid Waste Disposal, Revenue Refunding Bonds
                                                    (Mobile Energy Services Co. Project), 6.95% due 1/01/2020                 1,503
===================================================================================================================================
Alaska--1.4%        NR*       NR*         2,000     Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess
                                                    Pipeline Corporation), 6.10% due 2/01/2024                                2,078
===================================================================================================================================
Arizona--7.6%       B         B2          2,500     Coconino County, Arizona, Pollution Control Corporation, Revenue
                                                    Refunding Bonds (Tucson Electric Power Navajo), Series B, 7% due
                                                    10/01/2032                                                                2,754
                    BB+       Ba1         1,700     Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                    Refunding (Public Service Company), Series A, 5.75% due 11/01/2022        1,690
                    NR*       B1          3,000     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines Inc.), AMT, 6.30% due 4/01/2023                    3,113
                    B         B2          2,000     Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                                    Electric Power Company Project), Series B, 6% due 9/01/2029               2,000
                    NR*       NR*         1,880     Show Low, Arizona, Improvement District No. 5, Special Assessment
                                                    Bonds, 6.375% due 1/01/2015                                               1,970
===================================================================================================================================
California--6.4%    AAA       Aaa         9,545     Alameda Corridor Transportation Authority, California, Revenue Bonds,
                                                    Series 1999-A, 5.27%** due 10/01/2035 (c)                                 1,372
                    BBB-      Baa3        1,840     Foothill/Eastern Corridor Agency, California, Toll Road Revenue
                                                    Bonds, Senior Lien, Series A, 6% due 1/01/2016                            1,993
                    NR*       NR*         3,305     Long Beach, California, Redevelopment Agency, M/F Housing Revenue
                                                    Bonds (Pacific Court Apartments), AMT, Issue B, 6.80% due
                                                    9/01/2013 (g)                                                             2,049
                    AA        Aa2         2,000     Metropolitan Water District of Southern California, Waterworks
                                                    Revenue Bonds, RIB, 8.483% due 2/07/2003 (d)(e)                           2,293
                    NR*       NR*         1,785     Pleasanton, California, Joint Powers Financing Authority, Revenue
                                                    Refunding Bonds, Reassessment Sub-Series B, 6.60% due 9/02/2008           1,903
===================================================================================================================================
Colorado--3.5%      NR*       NR*         1,000     Colorado Post-Secondary Educational Facilities Authority Revenue
                                                    Bonds (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017         1,159
                    NR*       NR*         2,500     Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                    Bonds (Pavilions), AMT, 7.75% due 9/01/2016                               2,851
                    A1+       VMIG1+      1,000     Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                                                    3.30% due 5/01/2013 (a)(f)                                                1,000
                    A1+       NR*           300     Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company
                                                    Project), VRDN, AMT, Series B, 3.50% due 4/01/2014 (f)                      300
===================================================================================================================================
Connecticut--5.3%   BB-       Ba1         5,000     Connecticut State Development Authority, PCR, Refunding (Connecticut
                                                    Light & Power Company), Series A, 5.85% due 9/01/2028                     5,013
                    NR*       NR*         1,000     Connecticut State Health and Educational Facilities Authority Revenue
                                                    Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027                    1,063
                    NR*       NR*         1,795     Eastern Connecticut, State Regional Educational Service Center
                                                    Revenue Bonds, 6.50% due 5/15/2009                                        1,902
===================================================================================================================================
District of         BBB-      NR*         1,395     District of Columbia, COP, 6.875% due 1/01/2003                           1,451
Columbia--1.0%
===================================================================================================================================
Georgia--1.4%       NR*       NR*         1,900     Hancock County, Georgia, COP, 8.50% due 4/01/2015                         2,157
===================================================================================================================================
Illinois--5.2%      NR*       NR*         2,180     Illinois Development Finance Authority Revenue Bonds (Primary Health
                                                    Care Centers Facilities Acquisition Program), 7.50% due 12/01/2006        2,322
                                                    Illinois Health Facilities Authority Revenue Bonds (Community
                                                    Hospital of Ottawa Project):
                    BBB+      NR*         1,000       6.75% due 8/15/2014                                                     1,080
                    BBB+      NR*         2,000       6.85% due 8/15/2024                                                     2,163
                    NR*       Baa1        2,150     Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                                    Hospital Project), 6.70% due 3/01/2014                                    2,330
===================================================================================================================================
Indiana--2.2%       NR*       A2          3,000     Indiana Health Facilities Financing Authority, Hospital Revenue
                                                    Refunding Bonds (Saint Anthony Medical Center), Series A, 7% due
                                                    4/01/2002 (d)                                                             3,290
===================================================================================================================================
Iowa--0.7%          NR*       NR*           800     Iowa Finance Authority, Health Care Facilities Revenue Bonds (Care
                                                    Initiatives Project), 9.25% due 7/01/2025                                 1,048
===================================================================================================================================
Louisiana--3.7%     NR*       A3          1,700     Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                    Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                                    7.75% due 8/15/2022                                                       1,914
                    B-        NR*         3,500     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 7.50% due 7/01/2013                                     3,629
===================================================================================================================================
Maryland--2.1%      NR*       NR*         3,000     Maryland State Energy Financing Administration, Limited Obligation
                                                    Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                                    9/01/2019                                                                 3,231
===================================================================================================================================
Massachusetts--8.7%                                 Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds:
                    NR*       NR*           945       (New England Memorial Hospital Project), Series C, 7% due 4/01/2014       293
                    A         NR*         3,000       (Schepens Eye Research Project), Series A, 6.50% due 7/01/2028          3,211
                    AAA       Ba1         1,815     Massachusetts State Industrial Finance Agency Revenue Bonds (Vinfen
                                                    Corporation), 7.10% due 11/15/2003 (d)                                    2,073
                    NR*       Aaa         2,765     Massachusetts State Industrial Finance Agency, Revenue Refunding
                                                    Bonds (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (d)            3,256
                    NR*       NR*         4,000     Massachusetts State Port Authority, Special Project Revenue Bonds
                                                    (Harborside Hyatt Project), AMT, 10% due 3/01/2026                        4,352
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes


                                      4 & 5

                                             MuniAssets Fund, Inc., May 31, 1999
SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P     Moody's     Face                                                                             Value
STATE               Ratings   Ratings    Amount     Issue                                                                (Note 1a)
===================================================================================================================================
Michigan--1.9%      A         NR*       $ 1,000     Grand Rapids Charter Township, Michigan, Revenue Bonds (Porter Hills
                                                    Obligation Group), 5.45% due 7/01/2029                                 $    957
                    A1+       VMIG1+        300     Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue
                                                    Bonds (William Beaumont Hospital), VRDN, Series J, 3.35% due
                                                    1/01/2003 (f)                                                               300
                    NR*       NR*         1,500     Wayne Charter County, Michigan, Special Airport Facilities Revenue
                                                    Refunding Bonds, 6.75% due 12/01/2015                                     1,619
===================================================================================================================================
Missouri--1.1%      NR*       Baa2        1,500     Missouri State Health and Educational Facilities Authority, Health
                                                    Facilities Revenue Bonds (Jefferson Memorial Hospital Obligation
                                                    Group), 6.80% due 5/15/2025                                               1,618
===================================================================================================================================
New Jersey--11.3%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                    Bonds (Holt Hauling & Warehousing), AMT, Series A:
                    BB-       NR*         1,000       9.625% due 1/01/2011                                                    1,208
                    BB-       NR*         3,800       9.875% due 1/01/2021                                                    4,638
                                                    Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery, Revenue Refunding Bonds, AMT:
                    B-        B2          3,000       Series A, 7.50% due 12/01/2010                                          2,996
                    B-        B2            500       Series B, 7.50% due 12/01/2009                                            499
                                                    New Jersey EDA, Economic Development Revenue Bonds:
                    NR*       NR*         2,000       (Glimcher Properties LP Project), AMT, 6% due 11/01/2028                2,007
                    NR*       NR*         2,500       (Kapkowski Road Landfill), Series A, 6.375% due 4/01/2031               2,567
                                                    New Jersey EDA, First Mortgage Revenue Bonds:
                    NR*       NR*         1,000       (Cranes Mill), Series A, 7.375% due 2/01/2017                           1,090
                    BBB-      NR*         1,000       (Fellowship Village Project), Series C, 5.50% due 1/01/2028               956
                    NR*       NR*         1,000     New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%
                                                    due 10/01/2014                                                            1,089
===================================================================================================================================
New Mexico--1.7%    NR*       Ba1         2,500     Farmington, New Mexico, PCR, Refunding (Public Service Company),
                                                    Series A, 5.80% due 4/01/2022                                             2,504
===================================================================================================================================
New York--3.2%      AAA       Aaa         2,500     Metropolitan Transportation Authority, New York, Commuter Facilities
                                                    Revenue Refunding Bonds, Series B, 4.75% due 7/01/2026 (b)                2,300
                                                    Utica, New York, Public Improvement Bonds:
                    CCC       B2            700       9.25% due 8/15/2001                                                       757
                    CCC       B2            700       9.25% due 8/15/2002                                                       773
                    CCC       B2            700       9.25% due 8/15/2003                                                       787
                    CCC       B2            250       8.50% due 8/15/2015                                                       289
===================================================================================================================================
Ohio--4.4%          BB        Ba2         4,750     Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                                    Airlines Inc. Project), AMT, 5.70% due 12/01/2019                         4,660
                    BBB       Baa2        2,000     Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                                    Project), AMT, 5.65% due 3/01/2033                                        1,986
===================================================================================================================================
Oregon--3.1%        NR*       NR*         1,630     Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                    Cogeneration Project), Senior Lien, 6% due 1/01/2025                      1,626
                    NR*       VMIG1+        100     Oregon State Health, Housing, Educational and Cultural Facilities
                                                    Authority Revenue Bonds (Guide Dogs for the Blind), VRDN, Series A,
                                                    3.25% due 7/01/2025 (f)                                                     100
                    NR*       NR*           700     Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                                    (Wauna Cogeneration Project), Series A, 7.125% due 1/01/2021                748
                    B-        NR*         2,000     Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation
                                                    Project), 8% due 12/01/2003                                               2,176
===================================================================================================================================
Pennsylvania--7.6%  NR*       NR*         1,500     Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                                                    (Kidspeace Obligation Group), 6% due 11/01/2023                           1,479
                    NR*       NR*         2,210     Pennsylvania Economic Development Financing Authority, Exempt
                                                    Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                                    6.25% due 11/01/2027                                                      2,230
                    NR*       NR*         3,000     Pennsylvania Economic Development Financing Authority, Recycling
                                                    Revenue Bonds (Ponderosa Fibres Project), AMT, Series A, 9.25% due
                                                    1/01/2022 (g)                                                             1,485
                    AAA       NR*         1,455     Pennsylvania State Higher Educational Facilities Authority, College
                                                    and University Revenue Refunding Bonds (Eastern College), Series A,
                                                    8% due 10/15/2006 (d)                                                     1,808
                    NR*       NR*         4,000     Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                    Development, AMT, 7.75% due 12/01/2017                                    4,430
===================================================================================================================================
Texas--3.1%         BB-       Ba1         4,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                 4,707
===================================================================================================================================
Vermont--2.3%       NR*       NR*         3,015     Vermont Educational and Health Buildings Financing Agency Revenue
                                                    Bonds (College of Saint Joseph Project), 8.50% due 11/01/2024             3,427
===================================================================================================================================
Virginia--10.1%     NR*       NR*         1,500     Dulles Town Center Community Development Authority, Virginia,
                                                    Special Assessment Tax (Dulles Town Center Project), 6.25% due
                                                    3/01/2026                                                                 1,528
                    NR*       NR*         3,075     Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                    Facility--Zeigler Coal), 6.90% due 5/02/2022                              3,106
                                                    Pittsylvania County, Virginia, IDA, Revenue Bonds, Exempt-Facility,
                                                    AMT, Series A:
                    NR*       NR*         1,700       7.50% due 1/01/2014                                                     1,848
                    NR*       NR*         1,000       7.55% due 1/01/2019                                                     1,086
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Capital Appreciation:
                    NR*       Ba1         6,200       First Tier, Sub-Series C, 6.25%** due 8/15/2032                           774
                    BBB-      Baa3       48,400       Senior Series B, 5.95%** due 8/15/2032                                  6,893
===================================================================================================================================
                    Total Investments (Cost--$150,252)--101.0%                                                              152,407

                    Liabilities in Excess of Other Assets--(1.0%)                                                            (1,524)
                                                                                                                           --------
                    Net Assets--100.0%                                                                                     $150,883
                                                                                                                           ========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   MBIA Insured.
      (d)   Prerefunded.
      (e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
      (f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
      (g)   Non-income producing security.
      *     Not Rated.
      ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
      + Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte &
            Touche LLP.

            See Notes to Financial Statements.


                                     6 & 7

                                             MuniAssets Fund, Inc., May 31, 1999

QUALITY PROFILE

The quality ratings of securities in the Fund as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................       7.2%
AA/Aa .............................................................       1.5
A/A ...............................................................       7.5
BBB/Baa ...........................................................      12.5
BB/Ba .............................................................      16.7
B/B ...............................................................      14.1
CCC/Caa ...........................................................       1.0
NR (Not Rated) ....................................................      39.6
Other* ............................................................       0.9
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of May 31, 1999
====================================================================================================================
Assets:       Investments, at value (identified cost--$150,252,474) (Note 1a) .........                 $152,406,507
              Cash ....................................................................                       91,197
              Receivables:
                Securities sold .......................................................  $  3,001,013
                Interest ..............................................................     2,607,519      5,608,532
                                                                                         ------------
              Prepaid expenses and other assets .......................................                       31,742
                                                                                                        ------------
              Total assets ............................................................                  158,137,978
                                                                                                        ------------
====================================================================================================================
Liabilities:  Payables:
                Securities purchased ..................................................     7,014,121
                Dividends to shareholders (Note 1e) ...................................        97,159
                Investment adviser (Note 2) ...........................................        65,793      7,177,073
                                                                                         ------------
              Accrued expenses and other liabilities ..................................                       77,646
                                                                                                        ------------
              Total liabilities .......................................................                    7,254,719
                                                                                                        ------------
====================================================================================================================
Net Assets:   Net assets ..............................................................                 $150,883,259
                                                                                                        ============
====================================================================================================================
Capital:      Common Stock, par value $.10 per share; 200,000,000 shares authorized;
              10,432,191 shares issued and outstanding (Note 4) .......................                 $  1,043,219
              Paid-in capital in excess of par ........................................                  148,531,655
              Undistributed investment income--net ....................................                      841,827
              Accumulated realized capital losses on investments--net (Note 5) ........                   (1,687,475)
              Unrealized appreciation on investments--net .............................                    2,154,033
                                                                                                        ------------
              Total capital--Equivalent to $14.46 net asset value per share of
              Common Stock (market price--$13.00) .....................................                 $150,883,259
                                                                                                        ============
====================================================================================================================

            See Notes to Financial Statements


                                     8 & 9

                                             MuniAssets Fund, Inc., May 31, 1999

STATEMENT OF OPERATIONS

                       For the Year Ended May 31, 1999
===========================================================================================================================
Investment             Interest and amortization of premium and discount earned .............                  $  9,745,862
Income (Note 1d):
===========================================================================================================================
Expenses:              Investment advisory fees (Note 2) ....................................   $    839,645
                       Professional fees ....................................................         68,384
                       Accounting services (Note 2) .........................................         54,814
                       Directors' fees and expenses .........................................         40,284
                       Transfer agent fees (Note 2) .........................................         29,201
                       Listing fees .........................................................         24,260
                       Printing and shareholder reports .....................................         23,998
                       Custodian fees .......................................................         11,228
                       Pricing fees .........................................................         11,224
                       Other ................................................................          2,974
                                                                                                ------------
                       Total expenses .......................................................                     1,106,012
                                                                                                               ------------
                       Investment income--net ...............................................                     8,639,850
                                                                                                               ------------
===========================================================================================================================
Realized &             Realized gain on investments--net ....................................                     4,247,096
Unrealized             Change in unrealized appreciation on investments--net ................                    (7,514,715)
Gain (Loss) on                                                                                                 ------------
Investments--Net       Net Increase in Net Assets Resulting from Operations .................                  $  5,372,231
(Notes 1b, 1d & 3):                                                                                            ============
===========================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Year Ended May 31,
                                                                                                ---------------------------
                       Increase (Decrease) in Net Assets:                                           1999           1998
===========================================================================================================================
Operations:            Investment income--net ...............................................   $  8,639,850   $  8,733,645
                       Realized gain on investments--net ....................................      4,247,096      2,000,762
                       Change in unrealized appreciation on investments--net ................     (7,514,715)     4,412,572
                                                                                                ------------   ------------
                       Net increase in net assets resulting from operations .................      5,372,231     15,146,979
                                                                                                ------------   ------------
===========================================================================================================================
Dividends to           Investment income--net ...............................................     (8,547,155)    (8,830,400)
Shareholders                                                                                    ------------   ------------
(Note 1e):             Net decrease in net assets resulting from dividends to shareholders ..     (8,547,155)    (8,830,400)
                                                                                                ------------   ------------
===========================================================================================================================
Common Stock           Value of shares issued to Common Stock shareholders in reinvested
Transactions           dividends ............................................................        111,277             --
(Note 4):                                                                                       ------------   ------------
===========================================================================================================================
Net Assets:            Total increase (decrease) in net assets ..............................     (3,063,647)     6,316,579
                       Beginning of year ....................................................    153,946,906    147,630,327
                                                                                                ------------   ------------
                       End of year* .........................................................   $150,883,259   $153,946,906
                                                                                                ============   ============
===========================================================================================================================
                     * Undistributed investment income--net .................................   $    841,827   $    749,132
                                                                                                ============   ============
===========================================================================================================================

            See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived
                   from information provided in the financial statements.                   For the Year Ended May 31,
                                                                               ----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                       1999       1998       1997       1996       1995
===================================================================================================================================
Per Share          Net asset value, beginning of year ........................ $  14.77   $  14.16   $  13.74   $  13.73   $  13.40
Operating                                                                      --------   --------   --------   --------   --------
Performance:         Investment income--net ..................................      .83        .84        .84        .88        .87
                     Realized and unrealized gain (loss) on investments--net..     (.32)       .62        .42        .03        .33
                                                                               --------   --------   --------   --------   --------
                   Total from investment operations ..........................      .51       1.46       1.26        .91       1.20
                                                                               --------   --------   --------   --------   --------
                   Less dividends from investment income--net ................     (.82)      (.85)      (.84)      (.89)      (.85)
                                                                               --------   --------   --------   --------   --------
                   Capital charge resulting from issuance of Common Stock ....       --         --         --       (.01)      (.02)
                                                                               --------   --------   --------   --------   --------
                   Net asset value, end of year .............................. $  14.46   $  14.77   $  14.16   $  13.74   $  13.73
                                                                               ========   ========   ========   ========   ========
                   Market price per share, end of year ....................... $  13.00   $  13.75   $ 12.625   $ 12.375   $ 11.875
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment   Based on net asset value per share ........................     3.74%     10.87%     10.11%      7.46%      9.93%
Return:*                                                                       ========   ========   ========   ========   ========
                   Based on market price per share ...........................      .19%     15.76%      9.01%     11.91%      4.00%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios to Average  Expenses, net of reimbursement ............................      .72%       .75%       .76%       .55%       .50%
Net Assets:                                                                    ========   ========   ========   ========   ========
                   Expenses ..................................................      .72%       .75%       .76%       .77%       .85%
                                                                               ========   ========   ========   ========   ========
                   Investment income--net ....................................     5.66%      5.75%      6.06%      6.24%      6.54%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) .................... $150,883   $153,947   $147,630   $143,195   $143,169
Data:                                                                          ========   ========   ========   ========   ========
                   Portfolio turnover ........................................    40.57%     36.39%     45.15%     42.72%     55.51%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.


                                     10 & 11

                                             MuniAssets Fund, Inc., May 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% based upon the average weekly value of the Fund's net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1999 were $62,777,306 and $62,222,651, respectively.

Net realized gains for the year ended May 31, 1999 and net unrealized gains as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................         $4,247,096         $2,154,033
                                                   ----------         ----------
Total ....................................         $4,247,096         $2,154,033
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of May 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $2,154,033, of which $8,063,087 related to appreciated securities and $5,909,054 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $150,252,474.

4. Common Stock Transactions:

At May 31, 1999, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the year ended May 31, 1999 increased by 7,575 due to dividend reinvestment and during the year ended May 31, 1998 remained constant.

5. Capital Loss Carryforward:

At May 31, 1999, the Fund had a net capital loss carryforward of approximately $1,047,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 9, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066000 payable on June 29, 1999 to shareholders of record as of June 23, 1999.


                                    12 & 13

                                             MuniAssets Fund, Inc., May 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
June 30, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during its taxable year ended May 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16716--5/99

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